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                                                                EXHIBIT 10.19.3


                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT
                               AND LEASE AGREEMENT

         This THIRD AMENDMENT TO PARTICIPATION AGREEMENT AND LEASE AGREEMENT (this "Amendment"), dated as of December 29, 1995, is by and among FRESENIUS USA, INC., a Massachusetts corporation, as lessee (the "Lessee"), FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not in its individual capacity (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee (the "Owner Trustee" or the "Lessor"), and DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, duly licensed branches of Deutsche Bank AG, a German corporation, as investor (the "Investor").

                                    RECITALS:

         A. The parties hereto are parties to that certain Participation Agreement dated as of March 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement");

         B. The Lessee and the Lessor are parties to that certain Lease Agreement dated as of March 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), pursuant to which the Lessor has leased certain Equipment to the Lessee;

         C. The parties desire to amend certain provisions of the Participation Agreement and the Lease, among other things, to increase the amount of the Investor's Commitment and to provide for an additional Closing Date for the acquisition by the Lessor of additional Equipment, which Equipment will become subject to the Lease, all on the terms and conditions set forth in this Amendment;

         D. Shortly following the date hereof, it is contemplated that the Lessor will sell to Fleet Credit Corporation ("Fleet") all of the Equipment for a purchase price equal to the Equipment Cost (the "Sale"), which Sale shall be subject to the Lease, and Fleet will enter into a lease agreement with Deutsche Bank AG, New York Branch ("Deutsche Bank"), which lease (the "Head Lease") shall be subject and subordinate to the Lease; and

         E. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in Appendix A to the Participation Agreement; this Amendment shall constitute an Operative Agreement; and these Recitals shall be construed as part of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
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         1. Amendments to the Participation Agreement.

         1.1 Section 5.3(n) of the Participation Agreement is hereby amended by deleting the reference to "June 30" in the second line thereof and substituting therefor "December 29".

         1.2 Section 7.3(s) of the Participation Agreement is hereby amended by adding at the conclusion of such Section the following: "(other than the Equipment acquired by the Lessor on the Final Closing Date which shall have been "placed in service" for tax purposes during the fourth quarter of the Investor's taxable year in which the Final Closing Date occurs)".

         1.3 Section 7.3(y) of the Participation Agreement is hereby amended by
(i) deleting the reference to "2.3%" in clause (ii) thereof and substituting therefor "0%", (ii) deleting the reference to "53.9%" in clause (ii) thereof and substituting therefor "61.1%" and (iii) deleting the reference to "43.8%" in clause (ii) thereof and substituting therefor "38.9%".

         1.4 Section 1.2 of Exhibit E to the Participation Agreement is hereby amended by (a) deleting the reference to "2.3%" in clause (ii) thereof and substituting therefor "0%", (b) deleting the reference to "53.9%" in clause (ii) thereof and substituting therefor "61.1%", (c) deleting the reference to "43.8%" in clause (ii) thereof and substituting therefor "38.9%" and (d) by adding after the work "occurs" in the seventh line thereof the following: "(other than the Equipment acquired by the Lessor on the Final Closing Date which it is assumed is placed in service in the fourth quarter of the Investor's taxable year in which the Final Closing Date occurs)".

         1.5 Appendix A to the Participation Agreement is hereby amended as follows:

                  (a) The definition of the term "Equipment Cost" is amended by deleting the reference to the figure "$19,000,000" in the third line thereof and substituting therefor the figure "$27,000,000".

                  (b) The definition of the term "Eurodollar Component" shall be amended to read as follows:

                  "Eurodollar Component" shall mean (i) for the Stub Period, the product of (a)(1) the NIBOR multiplied by (2) a fraction equal to (A) the number of days in the Stub Period, divided by (B) 360, multiplied by (b) the Lease Funding Balance, and (ii) for any other Rental Period, the product of (c)(1) the Eurodollar Reserve Rate multiplied by (2) a fraction equal to (C) the number of days in such Rental Period, divided by (D) 360, multiplied by (d) the Lease Funding Balance."

                  (c) The definition of the term "Indemnified Person" shall be deemed to include Fleet following consummation of the Sale and the execution of the Head Lease.


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                  (d) The definition of the term "Investor Commitment" is
amended by deleting the reference to the figure "$19,000,000" in the first line thereof and substituting therefor the figure "$27,000,000".

                  (e) The first three clauses (i) - (iii) in the definition of the term "Rental Period" ending with the words 'Business Day,' shall be amended to read as follows:

                  "(i) initially, the period commencing on the Initial Closing Date and ending one month thereafter;

                  (ii) thereafter, until July 31, 1995, each period commencing on the last day of the next preceding Rental Period and ending one month thereafter, with the last of such periods ending on July 31, 1995;

                  (iii) thereafter, until the Final Closing Date, each period commencing on the last day of the next preceding Rental Period and ending three months thereafter, with the last of such Rental Periods ending on the Final Closing Date;

                  (iv) the Stub Period; and

                  (v) thereafter, each period commencing on the last day of the next preceding Rental Period and ending three months thereafter, with the first of such periods commencing on the last day of the Stub Period;"

                  (f) The following new definitions shall be added in alphabetical order as follows:

                  "NIBOR" shall mean the New York Interbank Offered Rate, an interest rate at which United States financial center bank deposits trade in the United States marketplace.

                  "Stub Period' shall mean the period commencing on the Final Closing Date and ending on December 31, 1995."


         2. Amendments to the Lease.

         2.1 Section 17.1(m) of the Lease is hereby amended by deleting the reference to "June 30" in the first line thereof and substituting therefor "December 29".

         2.2 The first three lines of Section 22.1(c) of the Lease are hereby amended in their entirety to read as follows:


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                  "(c) If the Equipment is being sold on the Expiration Date pursuant to Lessee's exercise of its Remarketing Option or is being returned to Lessor, Lessee shall, at Lessor's option and Lessee's own risk and expense, return the Equipment to Lessor by (i) disassembling, boxing and preparing the Equipment for shipment and delivering the Equipment to the nearest operating railroad capable of shipping the same or (ii) delivering the Equipment in place and in use where located, in either case, in the same. . .".

         2.3 The last sentence of Section 22.1(d) of the Lease is hereby amended to read as follows:

         "All assignments, easements, agreements and other deliveries required by clauses (i), (ii) and (iii) of this paragraph (d) shall (i) be in form satisfactory to Lessor, (ii) be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge and (iii) extend in duration for the remaining economic useful life of the Equipment following termination of this Lease."

         3. Reference to and Effect on the Participation Agreement and Lease.

         3.1 Except as specifically amended above, the Participation Agreement, the Lease and each of the Schedules, Exhibits and Appendices thereto shall remain in full force and effect and each of the Participation Agreement and the Lease as amended by this Amendment, is hereby ratified and confirmed in all respects.

         3.2 Effective as of the date of this Amendment, each reference in (a) the Participation Agreement or the Lease, as applicable, to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Operative Agreement to "the Participation Agreement" or "the Lease", as applicable, shall, in each case, mean and be a reference to the Participation Agreement or the Lease, as applicable, as amended hereby.

         3.3 The Lessee hereby consents to the sale/leaseback transaction referred to in Section C of the Recitals and acknowledges and agrees that any Operating Lease which the Lessee has elected to cause an Operating Lessee to enter into shall be subject and subordinate to the Head Lease.

         3.4 Upon the request of Fleet or Deutsche Bank, the Lessee agrees to acknowledge directly in writing to Fleet that Fleet is an "Indemnified Person" as such term is defined in the Participation Agreement consistent with the terms thereof and to provide Fleet with a copy of the applicable provisions of the Lessee's indemnification obligations under the Participation Agreement and/or Lease in connection with any notice of a Claim, Imposition or Tax Loss received from Fleet.


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         4. Miscellaneous.

         4.1 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         4.2 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         4.3 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ANY OTHER CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, each party hereto has caused this Third Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                     FRESENIUS USA, INC.,
                     as Lessee

                     By: ______________________________

                     Title: _____________________________


                     FIRST SECURITY BANK OF UTAH, N.A.,
                     not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee

                     By: ______________________________

                     Title: ____________________________


                     DEUTSCHE BANK AG, NEW YORK
                     AND/OR CAYMAN ISLANDS BRANCHES,
                     as Investor

                     By: ______________________________

                     Title: ____________________________


                     By: ______________________________

                     Title: ____________________________


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